EXHIBIT 10.69

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
DIVISION OF BUSINESS AND FINANCE
CONTRACT AMENDMENT

1. AMENDMENT NUMBER: 19	2. CONTRACT NO.: YH04-0001-06	3. EFFECTIVE DATE OF MODIFICATION: June 1, 2008	4. PROGRAM: DHCM-ACUTE
5. CONTRACTOR/PROVIDER NAME AND ADDRESS: Phoenix Health Plan, LLC 7878 North 16th Street, Suite 105 Phoenix, Arizona 85020
6. PURPOSE: To amend Sections B Capitation Rates; Section D, Program Requirements.

7.	The contract referenced above is amended as follows:

	A.	ADD to Section B, CAPITATION RATES after first subparagraph add the following language:

“The Contractor will be paid the attached Contractor specific capitation rates retroactively, per member per month, for the period of October 1, 2007 through December 31, 2007. Only the impacted rates are included on the attachment. All other rates remain unchanged. The Administration requires that the Contractor then make one-time payments to each rural hospital as prescribed on the attached schedule, pursuant to ARS §36-2905.02, to increase inpatient reimbursement to these small rural hospitals

The retroactive capitation rate payment will be paid in June 2008. The Contractor shall make the prescribed payments to the rural hospitals by June 30, 2008 and submit proof of payment to the rural hospitals to the Assistant Director for the Finance Unit of the Division of Health Care Management by July 18, 2008.

The capitation rates for the period January 1, 2008, through September 30, 2008, are not impacted by this amendment.”

	B.	AMENDSection D. ¶3, ENROLLMENT AND DISENROLLMENT, last two sentences of first subparagraph under the heading Health Plan Choice should now read as follows:

“Once assigned, AHCCCS send a choice notice to the member and gives them 30 days to choose a different contractor from the auto-assigned contractor. See Section D, Paragraph 6, Auto-Assignment Algorithm, for further explanation.”

	C.	AMENDSection D. ¶3, ENROLLMENT AND DISENROLLMENT, last sentence of fifth subparagraph under the heading Health Plan Choice should read as follows:

“The member may then change plans no later than 30 days from the date the choice notice is sent.”

	D.	AMENDSection D. ¶6, AUTO-ASSIGNMENT ALGORITHM, first sentence of first subparagraph should now read as follows:

“Once auto-assigned, AHCCCS sends a choice notice to member and gives them 30 days to choose a different contractor from the auto-assigned contractor.”

NOTE:  Please sign, date and return one original to:
Philip Baldwin
AHCCCS Contracts and Purchasing
701 E Jefferson Street, MD 5700
Phoenix, AZ  85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.

9. NAME OF CONTRACTOR: Phoenix Health Plan, LLC	10. ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
SIGNATURE OF AUTHORIZED INDIVIDUAL: /s/ Nancy Novick NANCY NOVICK CHIEF EXECUTIVE OFFICER	SIGNATURE: /s/ Michael Veit MICHAEL VEIT CONTRACTS & PURCHASING ADMINISTRATOR
DATE: 5/5/08	DATE: